UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2025

CFSB BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

United States of America	001-41220	87-4396534
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15 Beach Street, Quincy, Massachusetts	02170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 471-0705

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, Par Value $0.01 Per Share	CFSB	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 21, 2025, CFSB Bancorp, Inc. (“CFSB Bancorp” or the “Company”) and Hometown Financial Group, Inc. (“Hometown Financial Group”) announced that they have received the requisite regulatory approvals from the Board of Governors of the Federal Reserve System and the Massachusetts Division of Banks necessary to complete their previously announced merger (the “Merger”), as well as the merger of Colonial Federal Savings Bank, a wholly owned subsidiary of CFSB Bancorp, with and into North Shore Bank, a wholly owned subsidiary of Hometown Financial, with North Shore Bank as the surviving bank. CFSB Bancorp and Hometown Financial anticipate closing the Merger on October 31, 2025, subject to the satisfaction of customary closing conditions.

CFSB Bancorp’s shareholders approved the Merger at a special meeting of shareholders held on September 16, 2025.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “could,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Actual results could differ materially from such forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include: failure to satisfy any of the closing conditions of the transaction on a timely basis or at all or other delays in completing the Merger; the impacts of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the impacts of the federal government shutdown; and/or the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement. Further information about these and other relevant risks and uncertainties may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and in subsequent filings with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date they are made. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CFSB BANCORP, INC.

DATE: October 21, 2025	By:	/s/ Michael E. McFarland
Michael E. McFarland President and Chief Executive Officer